Exhibit 32.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Epolin, Inc. (the "Company") on Form 10-QSB for the period ended August 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

      (1)   The  Report  fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 17, 2005         By:/s/ Murray S. Cohen
                                       Murray S. Cohen,
                                       Chairman of the Board and
                                       Chief Executive Officer


Dated: October 17, 2005         By:/s/ James Ivchenko
                                       James Ivchenko,
                                       President (Principal Financial
                                       Officer)